Exhibit 99.1

Skechers Agrees to be Acquired by 3G Capital

•	Skechers will continue to be led by Chairman and Chief Executive Officer Robert Greenberg, President Michael Greenberg, and Chief Operating Officer David Weinberg

•	The Company will remain focused on its successful strategy of delivering style, comfort, quality, and innovation at an affordable price

•	Skechers and 3G Capital have a shared vision for the long-term future growth of the business

•	3G Capital to pay $63.00 per share in cash for Skechers, representing a premium of 30% to the Company’s 15-day volume-weighted average stock price

•	3G Capital to offer all existing Skechers stockholders an alternative mixed consideration option

•	Skechers to become a privately held company upon completion of the transaction

LOS ANGELES & NEW YORK — May 5, 2025 – Skechers U.S.A., Inc. (“Skechers” or the “Company”) (NYSE: SKX), a Fortune 500 company and the third largest footwear company in the world, today announced that it has agreed to be acquired by 3G Capital, a global investment firm built on an owner-operator approach to long-term investing.

One of the largest founder-led consumer product companies in the world with $9 billion in annual sales, Skechers’ significant growth over the past 30 years has been driven by a relentless focus on delivering style, comfort, quality, and innovation at an affordable price. Known as the Comfort Technology Company®, Skechers is a growth-oriented, product-driven brand with a diverse distribution network, and highly loyal customers and consumers.

“Over the last three decades, Skechers has experienced tremendous growth,” began Robert Greenberg, Chairman and Chief Executive Officer of Skechers. “Our success has been due to our commitment to excellence and innovation across the entire Skechers organization, in-demand comfort-focused product offering, and loyal partners. With a proven track-record, Skechers is entering its next chapter in partnership with the global investment firm 3G Capital. Given their remarkable history of facilitating the success of some of the most iconic global consumer businesses, we believe this partnership will support our talented team as they execute their expertise to meet the needs of our consumers and customers while enabling the Company’s long-term growth.”

“We are thrilled to be partnering with Skechers and look forward to working with an entrepreneur of Robert’s caliber and the talented Skechers team. Skechers is an iconic, founder-led brand with a track record of creativity and innovation. We have immense admiration for the business that this team has built, and look forward to supporting the Company’s next chapter. Our team at 3G Capital is built to partner with companies like Skechers,” said Alex Behring, Co-Founder and Co-Managing Partner, and Daniel Schwartz, Co-Managing Partner, of 3G Capital.

Following the completion of the transaction, Skechers will continue to execute its ongoing strategic initiatives including designing award-winning and innovative product, international development, direct-to-consumer expansion, domestic wholesale growth, and strategic investments in global distribution, infrastructure and technology.

This transaction, which was unanimously approved by the Skechers board of directors (the “Skechers Board”) including an independent committee of independent directors, is a transformational long-term partnership opportunity for Skechers to further evolve as a global leader in both lifestyle and performance footwear. The Company’s senior management team will lead that transition alongside 3G Capital, one of the foremost growth-focused investors in the world. Further, the Company will continue to be led by Chairman and Chief Executive Officer Robert Greenberg, President Michael Greenberg, and the rest of the current management team. It will remain headquartered in its hometown of Manhattan Beach, California where it was founded over 30 years ago. 3G Capital brings decades of successful stewardship alongside market-leading companies worldwide.

Under the terms of the definitive merger agreement (the “Merger Agreement”), 3G Capital has agreed to pay $63.00 per share in cash for all outstanding shares of Skechers, representing a premium of 30% to Skechers’ 15-day volume-weighted average stock price. The transaction includes the option for existing shareholders of Skechers to instead receive $57.00 in cash and one unlisted, non-transferable equity unit (the “LLC Unit”) in a newly-formed, privately held company that, following the closing of the transaction, will be the parent company of Skechers (the “New LLC”). The ability to make this election is subject to the restrictions described in “Election Mechanics” below.

Transaction Details

Under the terms of the Merger Agreement, subject to the conditions set forth therein and election mechanics described below, Skechers shareholders can elect to receive:

•	$63.00 per share in cash (the “Cash Election Consideration”); or

•	$57.00 per share in cash and one LLC Unit (such consideration, subject to the proration as described below, the “Mixed Election Consideration”).

Both the Cash Consideration and Mixed Election Consideration are available to each share of Skechers stock on the same terms, regardless of whether it is Class A or Class B shares of Skechers stock.

Election Mechanics

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No shares that are sold, transferred, assigned, or otherwise disposed of (including by derivative or hedging arrangement) between the close of trading on May 2, 2025, and the closing of the transaction will be eligible to receive the Mixed Election Consideration.

•

The amount of Mixed Election Consideration available is limited. A maximum of 20% of the outstanding shares of Skechers common stock will be eligible to receive the Mixed Election Consideration. If holders of shares representing more than the 20% of the outstanding Skechers stock elect to receive the Mixed Election Consideration, these elections will be subject to proration.

•	Shares for which an election has not been made will be converted into the Cash Election Consideration.

Important Information about the LLC Units

•	Holders of LLC Units may not transfer their LLC Units except with 3G Capital’s consent, subject to very limited exceptions set forth in the LLC agreement.

•	Transfers of LLC Units in violation of the LLC agreement will be deemed void and will be subject to forfeiture.

•

The LLC Units will neither be listed on a stock exchange (unless the LLC makes an initial public offering in the future, which it is not obligated to do and may never do) nor will the LLC Units be otherwise tradable.

•	Holders of LLC Units will be subject to non-disparagement and confidentiality obligations and will not have any information rights.

•

3G Capital is expected to hold approximately 80% of New LLC’s outstanding units immediately following the closing of the transaction, subject to the number of Skechers shares that convert into the Mixed Election Consideration and finalization of the closing capital structure.

•	The New LLC will terminate its periodic reporting obligations under the Securities Exchange Act of 1934 as soon as practicable after the closing of the transaction.

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Further information about the LLC Units and the New LLC including the New LLC’s capital structure and pro forma financial information will be provided in the Form S-4 and related information statement when filed. We encourage you to review such information when available before making any decision with respect to your shares. Additional information on the terms of the LLC units will be included in the Current Report on Form 8-K to be filed by Skechers.

In connection with entering into the Merger Agreement, on May 4, 2025, Skechers entered into a support agreement with Robert Greenberg and other members of the Greenberg Family (each, a “Supporting Stockholder”), pursuant to which each Supporting Stockholder has agreed to, among other things, elect to receive the Mixed Election Consideration in the transaction.

The Skechers Board formed an independent committee of independent directors to evaluate the transaction. The independent committee reviewed, negotiated, unanimously approved and recommended the transaction for approval by the Skechers Board. Following approval by the Skechers Board, the Merger Agreement was signed.

Skechers stockholders holding approximately 60% of the combined voting power of the outstanding shares of Skechers common stock have approved the transaction by written consent. As a result, no further actions by other Skechers stockholders will be required to approve the transaction. The transaction is subject to the satisfaction of customary closing conditions, including receipt of regulatory approvals. The transaction is expected to close in the third quarter of 2025.

The transaction will be financed through a combination of cash provided by 3G Capital as well as debt financing that has been committed by JPMorgan Chase Bank, N.A.

Upon completion of the transaction, the Company’s common stock will no longer be listed on the New York Stock Exchange, and Skechers will become a private company.

Advisors

Greenhill, a Mizuho affiliate, acted as exclusive financial advisor and Latham & Watkins LLP acted as lead legal counsel to Skechers.

J.P. Morgan Securities LLC acted as exclusive financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as lead legal counsel to 3G Capital, with Kirkland & Ellis LLP serving as financing legal counsel.

About Skechers U.S.A., Inc.

Skechers, The Comfort Technology Company® based in Southern California, designs, develops and markets a diverse range of lifestyle and performance footwear, apparel and accessories for men, women and children. The Company’s collections are available in approximately 180 countries and territories through department and specialty stores, and direct to consumers through skechers.com, and more than 5,300 Skechers retail stores. A Fortune 500® company, Skechers manages its international business through a network of wholly-owned subsidiaries, joint venture partners, and distributors. For more information, please visit about.skechers.com and follow us on Facebook, Instagram and TikTok.

About 3G Capital

3G Capital is a global investment firm and private partnership built on an owner-operator approach to investing over a long-term horizon. For decades, 3G partners have teamed with world-class management and founding families to acquire iconic businesses, unlocking durable growth and enduring value. Founded in 2004, 3G Capital is led by Alex Behring, Co-Founder and Co-Managing Partner, and Daniel Schwartz, Co-Managing Partner.

Contacts

Steve Lipin / Felipe Ucrós

Gladstone Place Partners

(212) 230-5930

Jennifer Clay

Media Relations

Skechers

jennc@skechers.com

Sonia Reback / Eunice Han

Investor Relations

Skechers

investors@skechers.com

Special Note on Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 including but not limited to those statements related to the transaction, such as financial estimates and statements as to the expected timing, benefits and effects of the transaction, the likelihood of completion of the transaction, and information regarding the businesses of Skechers and 3G Capital, including 3G Capital’s and Skechers’ objectives, plans and strategies for future operations. In most cases, you can identify these statements by forward-looking words such as “anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “indicate,” “may,” “plan,” “potential,” “project,” “outlook,” “should,” “will” and “would,” or similar words or expressions that refer to future events or outcomes. These forward-looking statements, including statements regarding the transaction, are based largely on information currently available to management of Skechers and/or 3G Capital and their current expectations and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from historical results or those expressed or implied by such forward-looking statements. Although Skechers and 3G Capital believe their expectations are based on reasonable estimates and assumptions, such expectations are not guarantees of performance. There is no assurance that Skechers’ and 3G Capital’s expectations will occur or that their estimates or assumptions will be correct, and we caution investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the transaction on the anticipated terms and timing or at all, including obtaining regulatory clearances, and the satisfaction of other conditions to the completion of the transaction; (ii) potential litigation relating to the transaction, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the transaction will harm the Company’s business, including current plans and operations during the pendency of the transaction; (iv) the ability of Skechers to retain and hire key personnel; (v) the diversion of Company and 3G Capital management’s time and attention from ordinary course business operations to completion of the transaction; (vi) potential business uncertainty and changes to existing business relationships, including changes to existing business relationships, during the pendency of the transaction; (vii) the ability of 3G Capital to cause an initial public offering or another liquidity event, or to realize the anticipated benefits of and implementing its strategy following the transaction within the expected time period or at all, or the risk that the successful implementation of such a strategy will not result in improved operating results; (viii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the risk that there may be liabilities that are not known, probable or estimable at this time or unexpected costs, charges or expenses, including unexpected capital expenditures; (x) certain restrictions during the pendency of the transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics and other public health issues, as well as the response of management of Skechers and/or 3G Capital to any of these events; (xii) global economic, political, legislative, regulatory and market conditions (including competitive pressures), including the effects of tariffs, inflation and foreign currency exchange rate fluctuations around the world, the challenging consumer retail market in the United States and the impact of war and other conflicts around the world; (xiii) the ability to obtain the necessary financing arrangements set forth in the commitment letter received in connection with the transaction; (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the transaction; (xv) the risk that the Company’s stock price may decline significantly upon this announcement and while the transaction is pending; (xvi) 3G Capital’s ability to maintain the Company’s brand name and image with customers; (xvii) 3G Capital’s ability to respond to changing consumer preferences, identify and interpret consumer trends, and successfully market new products; (xviii) the potential impact of the announcement or consummation of the transaction on the Company’s relationships with suppliers, customers, employers and regulators; (xix) those risks and uncertainties set forth under the headings “Special Note on Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Skechers with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xx) those risks that will be described in the information statement that will be filed with the SEC in connection with the transaction and available from the sources indicated below.

There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. The forward-looking statements relate only to events as of the date on which the statements are made.

Neither 3G Capital nor Skechers undertakes to update or revise, and expressly disclaims any obligation to update or revise, any of their forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise, except as required by law. If one or more of these or other risks or uncertainties materialize, or if 3G Capital or Skechers’ underlying assumptions prove to be incorrect, 3G Capital’s or Skechers’ actual results may vary materially from what the parties may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of the parties’ forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Skechers or 3G Capital.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information and Where to Find It

In connection with the transaction, the New LLC expects to file a registration statement on Form S-4 with the SEC containing the Company’s preliminary information statement and the 3G Capital’s preliminary prospectus. After the registration statement is declared effective, Skechers will mail to its stockholders a definitive information statement that will form part of the registration statement on Form S-4. This communication is not a substitute for the information statement/prospectus or registration statement or for any other document that Skechers or 3G Capital may file with the SEC and send to the Company’s stockholders in connection with the transaction. STOCKHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by 3G Capital and Skechers through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Skechers will also be available free of charge on the Company’s website at https://investors.skechers.com/financial-data/all-sec-filings.